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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 12, 1996 dick clark productions, inc.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      33-79356                 23-2038115
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


      3003 West Olive Avenue
        Burbank, California                                      91505-4590
(Address of Principal Executive Offices)                         (Zip Code)

                                 (818) 841-3003
              (Registrant's telephone number, including area code)


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           This Current  Report on Form 8-K is filed by dick clark  productions, inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.    OTHER EVENTS

           On November 19, 1996, the Company announced that it expanded its Board of Directors to seven members with the addition of Robert A. Chuck and Jeffrey B. Logsdon, who were elected at the Company's annual shareholders' meeting on November 12, 1996. The Company also announced at that time that Richard W. Clark, Karen W. Clark, Francis C. La Maina, Lewis Klein and Enrique
R. Senior were re-elected as directors at the shareholders' meeting.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        Exhibits.
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99         Press Release dated November 19, 1996.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 3, 1996
                                                  dick clark productions, inc.


                                                  By: /s/ Martin Eric Weisberg
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                                                       Martin Eric Weisberg
                                                       Secretary





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                                  EXHIBIT INDEX


Exhibit No.

99                        Press Release dated November 19, 1996.







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